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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 28, 2005

                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

       000-28107                                           88-0399260
(Commission File Number)                       (IRS Employer Identification No.)

                   41A AVENUE ROAD, TORONTO, ONTARIO, L4G 6Z8

               (Address of Principal Executive Offices)(Zip Code)

                                 (416) 955-1588
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a012 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  Unregistered Sales of Equity Securities

In December 2005, the Company completed a private offering in which it issued a total of 42,900,000 shares of its common stock to twelve investors ("Investors") at a price per share of $.005 for an aggregate purchase price of $214,500.00. The shares of common stock will be issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The Company determined that this exemption was available based on the representations and warranties made by each investor regarding its investment intent, experience and sophistication, including the representation of ten (10) Investors regarding qualification as an "accredited investor" as such term is defined under Rule 501 promulgated under the Securities Act. In addition, the terms of the sale otherwise meet the requirements for the Rule 506 exemption.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OSPREY GOLD CORP.


                                    By: /s/ Georges Benarroch
                                       -----------------------------------------
                                       Georges Benarroch President


December 28, 2005